                                                                   EXHIBIT 99(b)

                   INDEX TO SUPPLEMENTAL FINANCIAL INFORMATION

                                                                           Page
                                                                           ----
Supplemental Consolidated Financial Statements                               1

Notes to Supplemental Consolidated Financial Statements                      6

Selected Supplemental Consolidated Financial Data                            7

           PEOPLES HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARIES
                   SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS
          (IN THOUSANDS, EXCEPT NUMBER OF SHARES AND PER SHARE DATA)
                                 (UNAUDITED)

                                                    March 31,      December 31,
                                                       1996            1995
                                                   -----------     ------------
ASSETS
Cash and due from banks                            $   164,587      $   190,436
Federal funds sold                                      49,000          100,255
Securities available for sale,
  at market value                                      767,539          766,648
Loans held for sale, market value
  $88,342 and $71,872, respectively                     88,185           70,979
Loans and leases:
  Residential real estate mortgages                    984,722          798,076
  Commercial real estate mortgages                     836,935          797,686
  Commercial business loans and leases                 410,476          408,592
  Consumer loans and leases                            790,310          774,229
                                                   -----------      -----------
                                                     3,022,443        2,778,583
                                                   -----------      -----------

  Less:  Allowance for loan and
    lease losses                                        65,533           60,975
                                                   -----------      -----------
    Net loans and leases                             2,956,910        2,717,608
                                                   -----------      -----------
Bank premises and equipment                             56,809           56,021
Goodwill and other intangibles                          40,100           22,792
Mortgage servicing rights                               23,187           20,309
Other real estate and repossessed
  assets owned                                          12,954           14,232
Deferred income taxes                                   33,045           32,972
Interest and dividends receivable                       31,019           30,726
Other assets                                            34,577           35,148
                                                   -----------      -----------
                                                   $ 4,257,912      $ 4,058,126
                                                   ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Regular savings                                  $   599,424      $   557,896
  Money market access accounts                         510,216          490,575
  Certificates of deposit (including
    certificates of $100 or more of
    $138,468 and $116,472, respectively)             1,463,867        1,363,095
  NOW accounts                                         357,891          351,481
  Demand deposits                                      416,029          434,091
                                                   -----------      -----------
    Total deposits                                   3,347,427        3,197,138
                                                   -----------      -----------
Federal funds purchased                                 20,337            1,500
Securities sold under repurchase
  agreements                                           164,674          180,957
Borrowings from Federal Home Loan
  Bank of Boston                                       291,444          252,446
Other borrowings                                        21,265           22,029
Deferred income taxes                                   10,566           12,577
Other liabilities                                       40,044           36,554
                                                   -----------      -----------
    Total liabilities                                3,895,757        3,703,201
                                                   -----------      -----------

Shareholders' Equity:
Preferred stock (par value $0.01 per share,
  5,000,000 shares authorized, none issued)                -0-              -0-
Common stock (par value $0.01 per share,
  30,000,000 shares authorized, 25,596,220
  shares issued)                                           256              256
Paid-in capital                                        224,268          224,268
Retained earnings                                      143,379          134,443
Net unrealized gain on securities
  available for sale                                       807            3,763
Treasury stock at cost (440,091 shares and
  524,062 shares, respectively)                         (6,555)          (7,805)
                                                   -----------      -----------
Total shareholders' equity                             362,155          354,925
                                                   -----------      -----------
                                                   $ 4,257,912      $ 4,058,126
                                                   ===========      ===========

See accompanying notes to Supplemental Consolidated Financial Statements.

           PEOPLES HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARIES
                SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME
          (IN THOUSANDS, EXCEPT NUMBER OF SHARES AND PER SHARE DATA)
                                 (UNAUDITED)

                                                        Three Months Ended
                                                             March 31,
                                                   ----------------------------
                                                       1996           1995
                                                   -----------     ------------
Interest and dividend income:
  Interest on loans and leases                     $    67,930     $     60,037
  Interest on mortgage-backed investments                3,496            3,098
  Interest on other investments                          8,904            8,142
  Dividends on equity securities                           424              556
                                                   -----------     ------------

    Total interest and dividend income                  80,754           71,833
                                                   -----------     ------------

Interest expense:
  Interest on deposits                                  29,568           23,588
  Interest on borrowed funds                             6,047            7,139
                                                   -----------     ------------
    Total interest expense                              35,615           30,727
                                                   -----------     ------------
    Net interest income                                 45,139           41,106
Provision for loan losses                                  450            1,030
                                                   -----------     ------------
    Net interest income after
      provision for loan losses                         44,689           40,076
                                                   -----------     ------------

Noninterest income:
  Mortgage banking services                              3,364            2,218
  Customer services                                      3,269            2,717
  Trust and investment advisory services                 1,644            1,349
  Loan related services                                    442              383
  Net securities gains (losses)                            504              (95)
  Other noninterest income                                 246              525
                                                   -----------     ------------
                                                         9,469            7,097
                                                   -----------     ------------

Noninterest expenses:
  Salaries and employee benefits                        18,238           16,419
  Occupancy                                              3,297            2,657
  Data processing                                        2,798            2,044
  Equipment                                              2,008            1,478
  Advertising and marketing                                993            1,176
  Deposit and other assessments                            345            1,879
  Collection and carrying costs of
    nonperforming assets                                   504              814
  Merger expenses                                          453              300
  Other noninterest expenses                             5,946            5,376
                                                   -----------     ------------
                                                        34,582           32,143
                                                   -----------     ------------

Income before income tax                                19,576           15,030
Applicable income tax                                    6,970            4,969
                                                   -----------     ------------
    Net income                                     $    12,606     $     10,061
                                                   ===========     ============

Weighted average shares outstanding                 25,128,427       24,477,164
Earnings per share                                 $      0.50     $       0.41


See accompanying notes to Supplemental Consolidated Financial Statements.

             PEOPLES HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARIES SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
           (IN THOUSANDS, EXCEPT NUMBER OF SHARES AND PER SHARE DATA)
                                   (UNAUDITED)

                                                                      NET
                                       PAR     PAID IN   RETAINED  UNREALIZED   TREASURY
                                      VALUE    CAPITAL   EARNINGS  GAIN (LOSS)   STOCK       TOTAL
                                      -----   --------   --------  -----------  --------   --------
Balances at December 31, 1994          $256   $224,267   $ 99,955    $(9,079)   $(10,960)  $304,439
Treasury stock purchased 646,600
shares at an average price of $12.84)    --         --         --         --      (8,301)    (8,301)

Treasury stock issued for employee
benefit plans (27,789 shares at
an average price of $6.12)               --         --       (162)        --         387        225

Change in unrealized gains (losses)
on securities available for sale,
net of tax                               --         --         --      5,313          --      5,313

Net income                               --         --     10,061         --          --     10,061

Cash dividends $0.09                     --         --     (2,424)        --          --     (2,424)
                                       ----   --------   --------   --------    --------   --------

Balances at March 31, 1995             $256   $224,267   $107,430   $ (3,766)   $(18,874)  $309,313
                                       ====   ========   ========   ========    ========   ========


Balances at December 31, 1995          $256   $224,268   $134,443   $  3,763    $ (7,805)  $354,925

Treasury stock issued for employee
benefit plans (83,971 shares at
an average price of $8.75)               --         --       (215)        --       1,250      1,035

Change in unrealized gains (losses)
on securities available for sale,
net of tax                               --         --         --     (2,956)         --     (2,956)

Net income                               --         --     12,606         --          --     12,606

Cash dividends $0.14                     --         --     (3,455)        --          --     (3,455)
                                       ----   --------   --------   --------    --------   --------

Balances at March 31, 1996             $256   $224,268   $143,379   $    807    $ (6,555)  $362,155
                                       ====   ========   ========   ========    ========   ========


See accompanying notes to Supplemental Consolidated Financial Statements.

           PEOPLES HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARIES
              SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (IN THOUSANDS)
                                 (UNAUDITED)

                                                   Three Months Ended
                                                        March 31,
                                                    1996          1995
                                                 -----------------------
Cash flows from operating activities:
  Net income                                     $  12,606      $ 10,061
  Adjustments to reconcile net income
    to net cash provided by operating
    activities:
      Provision for loan losses                        450         1,030
      Provision for depreciation                     1,689         1,818
      Provision for losses and writedowns
        (credits) of other real estate owned           -0-          (869)
      Amortization of goodwill and other
        intangibles                                    923           511
      Amortization of servicing rights                 944           814
      Net (increase) decrease in net
        deferred tax assets                           (452)          137
      Net losses realized from sales of
        other real estate owned                         54           894
      Net (gains) losses realized from sales
        of securities and consumer loans              (504)           95
      Net (gains) losses realized from sales
        of loans held for sale (a component
        of mortgage banking services)                  510          (529)
      Proceeds from sales of loans and
        loans held for sale                        233,363        70,955
      Residential loans originated and
        purchased for sale                        (251,079)      (52,544)
      Net decrease in interest and dividends
        receivable and other assets                    276         2,266
      Net increase (decrease) in other
        liabilities                                  3,493        (4,469)
                                                 ---------      --------

Net cash provided by operating activities        $   2,273      $ 30,170
                                                 ---------      --------

Cash flows from investing activities:
  Maturities of investment securities            $     -0-      $ 45,362
  Purchases of investment securities                   -0-       (44,923)
  Proceeds from sales of securities
    available for sale                              31,143         7,228
  Proceeds from maturities and principal
    repayments of securities available
    for sale                                       150,528        39,058
  Purchases of securities available
    for sale                                      (186,647)      (45,261)
  Net (increase) decrease in loans and
    leases                                        (239,570)      (14,098)
  Purchase of mortgage servicing rights             (3,822)         (273)
  Premiums paid on deposits purchased              (18,231)          -0-
  Net additions to premises and equipment           (2,477)       (1,590)
  Proceeds from sales of other real
    estate owned                                       545         3,541
  Net decrease in repossessed
    assets owned                                       498         1,674
                                                 ---------      --------

Net cash (used) by investing activities          $(268,033)     $ (9,282)
                                                 ---------      --------

           PEOPLES HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARIES
        SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
                                (IN THOUSANDS)
                                 (UNAUDITED)

                                                    Three Months Ended
                                                        March 31,
                                                    1996           1995
                                                 ------------------------
Cash flows from financing activities:
  Net increase (decrease) in deposits            $ 150,289      $ (12,966)
    Net increase (decrease) in securities
     sold under repurchase agreements              (16,283)        18,627
    Advances from Federal Home Loan Bank
     of Boston borrowings                          110,000         50,000
    Payments on Federal Home Loan Bank of
      Boston borrowings                            (71,002)       (55,000)
  Net (decrease) in other borrowings                  (765)        (3,725)
  Sale of treasury stock                             1,035            225
  Purchase of treasury stock                           -0-         (8,301)
  Cash dividends paid to shareholders               (3,455)        (2,423)
                                                 ---------      ---------
Net cash provided (used) by financing
  activities                                     $ 169,819      $ (13,563)
                                                 ---------      ---------

Increase (decrease) in cash and cash
  equivalents                                    $ (95,941)     $   7,325
  Cash and cash equivalents at beginning
    of period                                      289,191        220,103
                                                 ---------      ---------
  Cash and cash equivalents at end of
    period                                       $ 193,250      $ 227,428
                                                 =========      =========

Supplemental disclosures of information:
  Interest paid on deposits and borrowings $        34,002      $  29,964
    Income taxes paid                                  371            525
    Income tax refunds                                  38             44
Noncash investing transactions:
  Loans transferred to other real estate
    owned                                              790          2,302
  Loans originated to finance the sales of
    other real estate owned                            971          2,886
  Increases (decreases) resulting from the
    adoption of SFAS No. 115:
      Securities available for sale                 (4,588)         8,346
      Deferred income taxes - liabilities           (1,632)         3,033
      Net unrealized gain (loss) on
        securities available for sale               (2,956)         5,313

           PEOPLES HERITAGE FINANCIAL GROUP, INC. AND SUBSIDIARIES NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                                MARCH 31, 1996

Note 1  -  Basis of Presentation

The accompanying unaudited supplemental consolidated financial statements have been prepared in accordance with generally accepted accounting principles and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X of the Securities and Exchange Commission. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the consolidated financial statements have been included. The results of operations and other data for the three months ended March 31, 1996 are not necessarily indicative of results that may be expected for any other interim period or the entire year ending December 31, 1996. Certain amounts in prior periods have been reclassified to conform to the current presentation.

On April 2, 1996,the Company acquired Bank of New Hampshire Corporation. The acquisition was accounted for as a pooling of interests and accordingly, the financial information for all prior periods presented has been restated to present the combined financial condition and results of operations as if the combination had been in effect for all periods presented.

The supplemental consolidated financial statements of the Company have been prepared to give retroactive effect to the acquisition of BNHC on April 2, 1996. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. These financial statements do not extend through the date of consummation; however, they will become the historical consolidated financial statements of the Company after financial statements covering the date of consummation of the business combination are issued.

On January 1, 1996, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-Lived Assets to be Disposed of." The implementation of this Statement did not have a material effect on the Company's results of operations or financial condition.

On January 1, 1996, the Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation." The company has elected to continue to follow the accounting under Accounting Principal Board ("APB") Opinion No. 25. SFAS No. 123 requires companies which elect to continue to follow APB Opinion No. 25 to disclose in the notes to their financial statements the pro forma net income and earnings per share as if the value based method established under SFAS 123 had been applied.

               SELECTED SUPPLEMENTAL CONSOLIDATED FINANCIAL DATA
                  (Dollars in Thousands, Except Per Share Data)

                                                   March 31,         December 31,
BALANCE SHEET DATA:                                  1996                1995
                                                   ----------        ------------
Total assets                                       $4,257,912         $4,058,126
Securities available for sale                         767,539            766,648
Total loans, net(1)                                 2,956,910          2,717,608
Goodwill and other intangibles                         40,100             22,792
Deposits                                            3,347,427          3,197,138
Borrowings                                            497,720            456,932
Shareholders' equity                                  362,155            354,925
Nonperforming assets(2)                                53,922             56,752
Allowance for loan losses                              65,533             60,975
Book value per share                                    14.40              14.16
Tangible book value per share                           12.80              13.25

                                                          Three Months Ended
                                                               March 31,
                                                      -------------------------
OPERATIONS DATA:                                        1996             1995
                                                      -------          --------
Interest and dividend income                          $80,754          $ 71,833
Interest expense                                       35,615            30,727
                                                      -------          --------
Net interest income                                    45,139            41,106
Provision for loan losses                                 450             1,030
                                                      -------          --------
Net interest income
 after provision for loan
 losses                                                44,689            40,076
                                                      -------          --------
Net securities gains (losses)                             504               (95)
Other noninterest income                                8,965             7,192
Noninterest expense                                    34,582            32,143
                                                      -------          --------
Income before income
 tax expense                                           19,576            15,030
Income tax expense                                      6,970             4,969
                                                      -------          --------
Net income                                            $12,606          $ 10,061
                                                      =======          ========
Net income per share                                  $  0.50          $   0.41
Dividends per share                                   $  0.14          $   0.09

                                               Three Months Ended March 31,
                                              -----------------------------
OTHER DATA(3):                                 1996                   1995
                                              ------                 ------
Return on average assets                        1.24%                  1.10%
Return on average equity(4)                    14.20                  13.04
Average equity to average
  assets(4)                                     8.76                   8.46
Interest rate spread(5)                         4.19                   4.35
Net interest margin(5)                          4.79                   4.87
Tier I leverage capital ratio
  at end of period                              7.95                   7.86
Dividend payout ratio                          27.38                  21.90
Nonperforming loans as a percent
  of total loans at end of period(2)            1.36                   2.18
Nonperforming assets as a percent
  of total assets at end of
  period(2)                                     1.27                   1.97
Allowance for loan losses as a
  percent of nonperforming loans
  at end of period                            159.96                 103.95
Full service banking offices                  111                     97

- ----------------
(1)  Does not include loans held for sale.

(2) Nonperforming assets consist of nonperforming loans, other real estate owned, in-substance foreclosures and repossessions, net of related reserves where appropriate. Nonperforming loans consist of non-accrual loans, accruing loans 90 days or more overdue and troubled debt restructurings.

(3) With the exception of end of period ratios, all ratios are based on average daily balances during the indicated periods and are annualized where appropriate.

(4) Average equity excludes the effect of unrealized gains or losses on securities available for sale.

(5) Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities (which do not include non-interest bearing demand accounts), and net interest margin represents net interest income as a percent of average interest-earning assets, in each case calculated on a fully-taxable equivalent basis.

      Average Balance Analysis. The following table sets forth, for the periods indicated, information regarding (i) the total dollar amount of interest income of the Company from interest-earning assets and the resultant average yields;
(ii) the total dollar amount of interest expense on interest-bearing liabilities and the resultant average cost; (iii) net interest income; (iv) interest rate spread; and (v) net interest margin. Information is based on average daily balances during the indicated periods. For purposes of the table, (i) income from interest-earning assets and net interest income is presented on a fully-taxable equivalent basis primarily by adjusting income and yields earned on tax-exempt interest received on loans to qualifying borrowers and on certain of the Company's equity securities to make them equivalent to income and yields earned on fully-taxable investments, assuming a federal income tax rate of 35%, and (ii) nonaccrual loans have been included in the appropriate average balance loan category, but unpaid interest on nonaccrual loans has not been included for purposes of determining interest income.

                                                                Three Months Ended March 31,
                                               ------------------------------------------------------------
                                                            1996                           1995
                                               ----------------------------   -----------------------------
                                                 Average             Yield/    Average              Yield/
                                                 Balance   Interest   Rate    Balance(1)  Interest  Rate(1)
                                               ----------  --------  ------   ----------  --------  -------
                                                                    (Dollars in Thousands)
Loans and leases(2)                            $2,959,218  $68,068    9.25%   $2,651,299   $60,211     9.21%
Investment securities(3)                          752,285   11,646    6.23       722,676    10,848     6.09
Federal funds sold                                 93,232    1,235    5.33        69,905     1,014     5.88
                                               ----------  -------            ----------   -------
  Total earning assets                          3,804,735   80,949    8.56     3,443,880    72,073     8.49
Nonearning assets                                 272,408  -------               253,423   -------
                                               ----------                     ----------
  Total assets                                 $4,077,143                     $3,697,303
                                               ==========                     ==========

Interest-bearing deposits:
  Regular savings                              $  575,680    3,979    2.78    $  623,919     4,411     2.87
  NOW accounts                                    343,631    1,106    1.29       312,565     1,160     1.51
  Money market access accounts                    504,353    4,639    3.70       343,577     2,757     3.25
  Certificates of deposit                       1,406,904   19,843    5.67     1,226,949    15,260     5.04
                                               ----------  -------            ----------   -------
  Total interest-bearing deposits               2,830,568   29,567    4.20     2,507,010    23,588     3.82
Borrowed funds                                    450,311    6,048    5.40       501,456     7,139     5.77
                                               ----------  -------            ----------   -------
  Total interest-bearing liabilities            3,280,879   35,615    4.37     3,008,466    30,727     4.14
                                               ----------  -------            ----------   -------
Demand deposit accounts                           395,453                        330,393
Other liabilities                                  43,838                         45,550
Shareholders' equity(3)                           356,973                        312,894
                                               ----------                     ----------
  Total liabilities and shareholders' equity   $4,077,143                     $3,697,303
                                               ==========                     ==========

Net earning assets                             $  523,856                     $  435,414
                                               ==========                     ==========

Net interest income (fully-taxable
 equivalent)                                                45,334                          41,346
Less:  fully-taxable equivalent
 adjustments                                                 (195)                           (240)
                                                           -------                         -------
Net interest income                                        $45,139                         $41,106
                                                           =======                         =======

Net interest rate spread (fully-taxable
 equivalent)                                                          4.19                             4.35
Net interest margin (fully-taxable
 equivalent)                                                          4.79                             4.87

- --------------------
  (1)Annualized.

  (2)Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

  (3)Excludes effect of unrealized gains or losses on securities available for sale.

      Rate/Volume Analysis. The following table presents certain information on a fully-taxable equivalent basis regarding changes in interest income and interest expense of the Company for the periods indicated. For each category of interest-earning assets and interest-bearing liabilities, information is provided with respect to changes attributable to (1) changes in rate (change in rate multiplied by old volume), (2) changes in volume (change in volume multiplied by old rate) and (3) changes in rate/volume (change in rate multiplied by change in volume).

                                                        Three Months Ended March 31, 1996 vs.
                                                          Three Months Ended March 31, 1995
                                                   --------------------------------------------
                                                      Increase (Decrease) Due to
                                                   ------------------------------
                                                                              Rate/
                                                     Rate        Volume      Volume      Total
                                                   -------      -------      -----      -------
                                                                   (In Thousands)
Interest-earnings assets:
 Loans and leases:(1)                              $   272      $ 7,051      $ 534      $ 7,857
 Investment securities                                 249          448        101          798
 Federal funds sold                                    (96)         341        (24)         221
                                                   -------      -------      -----      -------
    Total                                              425        7,840        611        8,876
                                                   -------      -------      -----      -------

Interest-bearing liabilities:
  Deposits:
    Regular savings                                   (135)        (344)        47         (432)
    NOW accounts                                      (164)         116         (7)         (54)
    Money market access accounts                       380        1,301        201        1,882
    Certificates of deposit                          1,918        2,257        409        4,583
                                                   -------      -------      -----      -------
      Total deposits                                 1,999        3,330        650        5,979
  Borrowed funds                                      (464)        (734)       107       (1,091)
                                                   -------      -------      -----      -------
      Total                                          1,535        2,596        757        4,888
                                                   -------      -------      -----      -------

Net interest income (fully taxable equivalent)     $(1,110)     $ 5,244      $(146)     $ 3,988
                                                   =======      =======      =====      =======

      Mortgage Banking Services Income. The following table sets forth certain information relating to the Company's mortgage banking activities during the periods indicated.

                                                      Three Months Ended March 31,
                                                      ----------------------------
                                                         1996              1995
                                                      ----------        ----------
                                                             (In Thousands)
Residential mortgages serviced for investors          $2,701,552        $2,348,838
                                                      ==========        ==========
Residential mortgage sales income                     $    1,532        $      442
Residential mortgage service income                        1,832             1,776
                                                      ----------        ----------
Total mortgage banking services income                $    3,364        $    2,218
                                                      ==========        ==========

      Investment Securities. The following table sets forth the Company's investment securities available for sale at the dates indicated.

                                                        March 31,       December 31,
                                                          1996             1995
                                                        ---------       ------------
                                                               (In Thousands)
Bonds and other debt securities:
  U.S. Government and federal agencies                  $489,203          $526,576
  Tax-exempt bonds and notes                              19,254            10,837
  Other bonds and notes                                    7,873             5,694
  Mortgage-backed securities                             223,185           195,823
                                                       ---------         ---------
    Total debt securities                                739,515           738,930
                                                       ---------         ---------
Equities:
  FHLB stock                                              23,962            23,793
  Other securities                                         4,062             3,925
                                                       ---------         ---------
    Total equity securities                               28,024            27,718
                                                       ---------         ---------
    Total investment securities                         $767,539          $766,648
                                                       =========         =========

      Loan Portfolio Composition. The following table sets forth information concerning the Company's loan portfolio by type of loan at the dates indicated.

                                               March 31,                 December 31,
                                                 1996                        1995
                                         ---------------------      ----------------------
                                                         % of                        % of
                                           Amount        Loans        Amount         Loans
                                         ----------     ------      ----------      ------
                                                        (Dollars in Thousands)
Residential real estate loans            $  984,722      32.58%     $  798,076       28.72%
Commercial real estate loans                836,935      27.69         797,686       28.71
Commercial business loans and leases        410,476      13.58         408,592       14.71
Consumer loans and leases                   790,310      26.15         774,229       27.86
                                         ----------     ------      ----------      ------
    Total loans receivable                3,022,443     100.00%      2,778,583      100.00%
Allowance for loan losses                    65,533     ======          60,975      ======
                                         ----------                 ----------
    Net loans receivable                 $2,956,910                 $2,717,608
                                         ==========                 ==========

      Nonperforming Loans and Other Real Estate Owned. The following table sets forth information regarding nonperforming loans and leases and other nonperforming assets held by the Company at the dates indicated.

                                                           March 31,      December 31,
                                                             1996            1995
                                                           ---------      ------------
                                                            (Dollars in Thousands)
Residential real estate loans:
  Non-accrual loans                                        $ 6,089          $ 5,713
  Accruing loans 90 days overdue                             3,800            3,728
                                                           -------          -------
    Total                                                    9,889            9,441
                                                           -------          -------
Commercial real estate loans:
  Non-accrual loans                                         16,917           17,029
  Accruing loans 90 days overdue                               128             --
  Troubled debt restructurings                               1,793            3,186
                                                           -------          -------
    Total                                                   18,838           20,215
                                                           -------          -------
Commercial business loans and leases:
  Non-accrual loans                                          5,631            6,735
  Accruing loans 90 days overdue                               111               25
  Troubled debt restructurings                               1,349            1,859
                                                           -------          -------
    Total                                                    7,091            8,619
                                                           -------          -------
Consumer loans:
  Non-accrual loans                                          4,099            3,586
  Accruing loans 90 days overdue                             1,051              659
                                                           -------          -------
    Total                                                    5,150            4,245
                                                           -------          -------
Total nonperforming loans:
  Non-accrual loans                                         32,736           33,063
  Accruing loans 90 days overdue                             5,090            4,412
  Troubled debt restructurings                               3,142            5,045
                                                           -------          -------
    Total                                                   40,968           42,520
                                                           -------          -------
Other nonperforming assets:
  Other real estate owned, net of related
    reserves                                                11,089           12,679
  Repossessions, net of related reserves                     1,865            1,553
                                                           -------          -------
      Total                                                 12,954           14,232
                                                           -------          -------
Total nonperforming assets                                 $53,922          $56,752
                                                           =======          =======
Total nonperforming loans as a
  percentage of total loans                                   1.36%            1.53%
Total nonperforming assets as a
  percentage of total assets                                  1.27             1.40
Total nonperforming assets as a
  percentage of total loans and total
  other nonperforming assets                                  1.78             2.03

      Activity in the Allowance for Loan and Lease Losses. The following table sets forth information concerning the activity in the Company's allowance for loan and lease losses during the periods indicated.

                                             Three Months Ended March 31,
                                             ----------------------------
                                                 1996            1995
                                             -----------      -----------
                                                (Dollars in Thousands)
Average loans and leases outstanding          $2,959,218      $2,651,299
                                              ==========      ==========
Allowance at the beginning of period          $   60,975      $   63,675
Additions due to acquisitions and
  purchases                                        4,310            --
                                              ----------      ----------
Charges-offs:
  Residential real estate mortgages                  434             819
  Commercial real estate mortgages                   888           4,724
  Commercial business loans and leases               855             401
  Consumer loans and leases                          741             613
                                              ----------      ----------
    Total loans charged off                        2,918           6,557
                                              ----------      ----------
Recoveries:
  Residential real estate mortgages                   62              69
  Commercial real estate mortgages                 2,060             501
  Commercial business loans and leases               420             649
  Consumer loans and leases                          174              95
                                              ----------      ----------
    Total loans recovered                          2,716           1,314
                                              ----------      ----------
  Net charge-offs                                    202           5,243
Additions charged to operating expenses              450           1,030
                                              ----------      ----------
Allowance at end of period                    $   65,533      $   59,462
                                              ==========      ==========
Ratio of net charge-offs to average loans

  and leases outstanding                            0.03%           0.79%
Ratio of allowance to end of period loans
  and leases                                        2.17            2.26
Ratio of allowance to nonperforming               159.96          103.95
  loans and leases at end of period

      Allocation of Allowance for Loan and Lease Losses. The following table sets forth information concerning the allocation of the Company's allowance for loan and lease losses by loan categories at the dates indicated. For information about the percent of total loans in each category to total loans, see "Loan Portfolio Composition."

                                       March 31,                    December 31,
                                          1996                          1995
                                  -----------------------     --------------------------
                                             Allowance to                 Allowance to
                                             Percent of                 Percent of Total
                                             Total Loans                     Loans
                                  Amount     by Category      Amount      by Category
                                  -------    ------------     -------   ----------------
                                               (Dollars in Thousands)
Residential real estate loans     $ 8,373        0.85%        $10,118         1.27%
Commercial real estate loans       37,636        4.50          31,673         3.97
Commercial business
  loans and leases                  9,532        2.32           9,491         2.32
Consumer loans and leases           9,992        1.26           9,693         1.25
                                  -------        ----         -------         ----
                                  $65,533        2.17         $60,975         2.19
                                  =======        ====         =======         ====

      Deposits. The following table sets forth the distribution of the Company's deposits by type of deposit at the dates indicated.

                                          March 31,               December 31,
                                             1996                     1995
                                   ----------------------     ---------------------
                                                   % of                       % of
                                     Amount      Deposits       Amount      Deposits
                                   ----------    --------     ----------    --------
                                                  (Dollars in Thousands)
Non-brokered deposits:
  Demand accounts                  $  416,029      12.43%     $  434,091      13.58%
  NOW accounts                        357,891      10.69         351,481      10.99
  Savings accounts                    599,424      17.91         557,896      17.45
  Money market access accounts        510,216      15.24         490,575      15.34
  Certificates of deposit:
    $100,000 or more                  138,468       4.14         116,472       3.64
    Other                           1,325,399      39.59       1,246,623      39.00
                                   ----------     ------      ----------     ------
                                    1,463,867      43.73       1,363,095      42.63
                                   ----------     ------      ----------     ------
    Total deposits                 $3,347,427     100.00%     $3,197,138     100.00%
                                   ==========     ======      ==========     ======

      At March 31, 1996, the Company had $138.5 million of certificates of deposit in amounts of $100,000 or more outstanding maturing as follows: $44.1 million within three months, $20.2 million over three months through six months, $22.5 million over six months through 12 months and $51.7 million thereafter.

      Regulatory Capital Requirements. The following table sets forth the regulatory capital ratios of the Company, Peoples Heritage Bank and Bank of New Hampshire at March 31, 1996.

                                                        March 31, 1996
                                                   ------------------------
                                                   Required
                                                   Minimums          Actual
                                                   --------          ------
THE COMPANY:
Risk-based capital ratios:
  Tier I                                             4.00%           11.91%
  Total                                              8.00            13.81
Tier I leverage capital ratio(1)                     4.00             7.95

PEOPLES HERITAGE BANK:
Risk-based capital ratios:
  Tier I                                             4.00            10.89
  Total                                              8.00            12.16
Tier I leverage capital ratio(1)                     4.00             7.58

BANK OF NEW HAMPSHIRE:
Risk-based capital ratios:
  Tier I                                             4.00            12.14
  Total                                              8.00            13.40
Tier I leverage capital ratio(1)                     4.00             7.34

- -----------------
(1) Bank holding companies and banks, including the Company and its banking subsidiaries, may be required to maintain a Tier I leverage capital ratio of 4.0% to 5.0% or more. The regulatory agencies have not advised the Company or its banking subsidiaries of a specific Tier I leverage capital ratio requirement to date.